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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

Board of Directors
American Federal Bank, FSB

     We consent to the use of our report dated January 17, 1997 included in American Federal Bank, FSB's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus/Joint Proxy Statement for the merger with CCB Financial Corporation.

                                         (sig for KPMG appears here)
                                         KPMG Peat Marwick LLP

Greenville, South Carolina
April 21, 1997